                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 Current Report



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                       Date of Report: September 30, 1997
                                       ---------------------------------
                                       (Date of earliest event reported)



                     THE GREAT AMERICAN BACKRUB STORE, INC.
             ------------------------------------------------------
              Exact name of registrant as specified in its charter



          New York                      0-25334                     13-3729043
------------------------------      -------------------          ---------------
State of other jurisdiction of      Commission File No.          I.R.S. Employer
incorporation or organization                                          ID No.



            53 West 36th Street, Room 1202, New York, New York 10018
           -----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 750-7046
                                                           ---------------

      ---------------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 6.  OTHER EVENTS.

         Pursuant to a Securities Exchange Agreement dated as of September 30, 1997 (the "Securities Exchange Agreement"), The Great American BackRub Store, Inc. (the "Registrant"), agreed to acquire 100% of the issued and outstanding common stock of Caribsun Corp. ("Caribsun") from Ascot International Corp. ("Ascot"), in exchange for up to 80% of the outstanding common stock of the Registrant based upon the net worth of Caribsun

         The closing of the transaction is conditioned upon, among other things, an audit of the balance sheet of Caribsun as of August 31, 1997, Caribsun's audited net worth exceeding $3,125,000 and an appraisal of real estate owned by a wholly owned subsidiary of Caribsun. In the event the net worth of Caribsun as of August 31, 1997 is less than $4,500,000 the number of shares of the Registrant to be issued to Ascot shall be reduced by the number of shares determined by subtracting the difference between $4,500,000 and the net worth of Caribsun.

         In the event the closing of the transaction occurs, the Registrant will own 100% of the issued and outstanding common stock of Caribsun.

         The description contained herein of the transaction is qualified in its entirety by reference to the Securities Exchange Agreement, dated as of September 30, 1997 and the Press Release dated October 1, 1997, which are attached as Exhibits 2.1 and 99.1 respectively.

         Effective with the closing of the acquisition, William Zanker, the Registrant's President and CEO, will resign as an officer and director and be retained as a consultant by the Registrant for a period of two years at an annual compensation of $120,000 for the first year and $80,000 for the second year. In addition, Mr. Zanker, pursuant to the consulting agreement, will be granted an option to purchase up to 300,000 shares of the Company at prices from $.50 to $1.00 per share. The acquisition agreement also contemplates the resignation of the present board of directors and the issuance of similar options to Terrance Murray to acquire up to 100,000 shares in lieu of claims for unpaid compensation.

         On September 9, 1997, the Registrant's board of directors also authorized the issuance of 750,000 shares of its common stock to Josh Alexander Associates as a finders fee for the acquisition and approved the issuance of 250,000 shares to William Zanker for his efforts in connection with this transaction. The Board also reduced the exercise price of 120,000, 120,000 and 10,000 outstanding options granted to Mr. Zanker, Terrance Murray and Keith Dee, respectively, in December 1994 from $3.75 to $0.375 (the closing price on September 9, 1997).

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  None.

         (b)      Pro Forma Financial Information

                  Pro Forma Balance Sheet at July 31, 1997.

         (c)      Exhibits

                  The following Exhibits are filed with this Form 8-K

          2.1 Securities Exchange Agreement dated as of September 30, 1997 between The Great American BackRub Store, Inc. and Ascot International corp., the sole Stockholder of Caribsun Corp.

          99.1 The Great American BackRub Store, Inc. Press Release dated October 1, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE GREAT AMERICAN BACKRUB
                                     STORE, INC.



                                     By:  /s/ William Zanker
                                        ----------------------------------------
                                          William Zanker, President



Dated:  October 15, 1997

                     THE GREAT AMERICAN BACKRUB STORE, INC.
                          (A Development Stage Company)
                             CONDENSED BALANCE SHEET
                                  (Pro-Forma)
                              As of July 31, 1997

                                                                    Historical       Adjustments       Pro-forma
                                                                    ----------       -----------       ---------
Current assets:
  Cash  and cash equivalents                                           227,053                             227,053
  Receivable -other                                                    144,960                             144,960
  Prepaid expenses                                                      11,040                              11,040
  Inventory                                                            281,244                             281,244
                                                                   -----------                         -----------
        Total current assets                                           664,297                             664,297
                                                                   -----------                         -----------
Property and equipment
  Land                                                                       0(a)     9,500,000          9,500,000
  Furniture and fixtures                                               463,560                             463,560
  Leasehold improvements                                               931,446                             931,446
  Purchaased  Lease                                                    120,000                             120,000
  Computer equipment                                                    46,458                              46,458
                                                                   -----------                         -----------
                                                                     1,561,464                          11,061,464
  Less, Accumulated depreciation                                      (285,008)                          (285,008)
                                                                   -----------                         -----------
                                                                     1,276,456                          10,776,456
                                                                   -----------                         -----------
Other assets:
  Note receivable                                                       50,938                              50,938
  Lease and equipment deposits                                         290,616                             290,616
                                                                   -----------                         -----------
        Total other assets                                             341,554                             341,554
                                                                   -----------                         -----------

        Total assets                                                 2,282,307                          11,782,307
                                                                   -----------                         -----------
Current liabilities:
  Accounts payable                                                     626,501                             626,501
  Accrued  expenses                                                    193,278                             193,278
  Accrued payroll and related                                           79,604                              79,604
  Bridge  notes                                                        158,244                             158,244
  Notes Payable                                                              0(a)       450,000            450,000
  Deferred revenue                                                      72,425                              72,425
                                                                   -----------                         -----------
        Total Liabilities                                            1,130,052                           1,580,052
                                                                   -----------                         -----------

Deferred rent                                                          363,991                             363,991
                                                                   -----------                         -----------
Long-term deb                                                                0(a)     5,000,O00          5,000,000
                                                                   -----------                         -----------

Commitments and  contingencies
Stockholders' equity:
  Series B convertible preferred stock,  $0.001 par value
    15,000 shares  authorized, none issued                                   0                                   0
  Common stock, par value $0.001 per share
    20,000 shares authorized, 2,416,854 shares issued
    and outstanding                                                      2,417(a)         9,667             12,084
  Additional paid in capital                                         8,865,331(a)     4,040,333         12,905,664
  Deficit accumulated during the development stage                  (8,079,484)                         (8,079,484)
                                                                   -----------                         -----------


                                                                       788,264                           4,838,264
                                                                   -----------                         -----------
        Total liabilities and stockholders' equity                   2,282,307                          11,782,307
                                                                   -----------                         -----------
___________
(a) Preliminary Pro-Forma consolidation of Caribsun into The Great American Backrub
